EXHIBIT 10.4
Revolving Credit Note

$15,000,000.00	St. Louis, Missouri August 22, 2005

     FOR VALUE RECEIVED, on September 30, 2006 the undersigned, VIRBAC CORPORATION, a Delaware corporation (formerly known as Agri-Nutrition Group Limited), PM RESOURCES, INC., a Missouri corporation, ST. JON LABORATORIES, INC., a California corporation, FRANCODEX LABORATORIES, INC., a Kansas corporation, VIRBAC AH, INC., a Delaware corporation and DELMARVA LABORATORIES, INC., a Virginia corporation (collectively, the “Borrowers”), hereby jointly and severally promise to pay to the order of FIRST BANK, a Missouri state banking corporation (“Bank”), the principal sum of Fifteen Million Dollars ($15,000,000.00), or such lesser sum as may then be outstanding hereunder. The aggregate principal amount which Bank shall be committed to have outstanding hereunder at any one time shall not exceed the lesser of (i) Fifteen Million Dollars ($15,000,000.00), or (ii) the “Borrowing Base” (as defined in the Loan Agreement (as hereinafter defined)), which amount may be borrowed, paid, reborrowed and repaid, in whole or in part, subject to the terms and conditions hereof and of the Loan Agreement hereinafter identified.
     Borrowers further jointly and severally promise to pay to the order of Bank interest on the principal amount from time to time outstanding hereunder prior to maturity from the date disbursed until paid at the rate or rates per annum required by the Loan Agreement. All accrued and unpaid interest with respect to each principal disbursement made hereunder shall be payable on the dates set forth in Section 3.6 of the Loan Agreement and at the maturity of this Note, whether by reason of acceleration or otherwise. After the maturity of this Note, whether by reason of acceleration or otherwise, interest shall accrue and be payable on demand on the entire outstanding principal balance hereunder until paid at a rate per annum equal to Three and Three-Fourths Percent (3.75%) over and above the Prime Rate, fluctuating as and when said Prime Rate shall change. All payments hereunder (other than prepayments) shall be applied first to the payment of all accrued and unpaid interest, with the balance, if any, to be applied to the payment of principal. All prepayments hereunder shall be applied solely to the payment of principal.
     All payments of principal and interest hereunder shall be made in lawful currency of the United States in Federal or other immediately available funds at the office of Bank situated at 135 North Meramec, Clayton, Missouri 63105, or at such other place as the holder hereof shall designate in writing. Interest shall be computed on an actual day, 360-day year basis.
     Bank may record the date and amount of all loans and all payments of principal and interest hereunder in the records it maintains with respect thereto. Bank’s books and records showing the account between Bank and Borrowers shall be admissible in evidence in any action or proceeding and shall constitute prima facie proof of the items therein set forth.
     This Note is the Note referred to in that certain Credit Agreement dated as of September 7, 1999 made by and between Borrowers and Bank (as the same may from time to time be amended, the “Loan Agreement”), to which Loan Agreement reference is hereby made for a statement of the terms and conditions upon which the maturity of this Note may be accelerated, and for other terms and conditions, including prepayment, which may affect this Note. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Loan Agreement.
     This Note is secured by that certain Security Agreement dated as of May 14, 1998 executed by Virbac Corporation in favor of Bank, by that certain Security Agreement dated as of May 14, 1998 and executed by PM Resources, Inc. in favor of Bank, by that certain Security Agreement dated as of May 14, 1998 executed by St. JON Laboratories, Inc. in favor of Bank, by that certain Security Agreement dated as of September 7, 1999 and executed by Virbac AH, Inc. in favor of Bank, by that certain Security Agreement dated as of September 7, 1999 executed by Francodex Laboratories, Inc. in favor of Bank and by that certain Security Agreement dated as of September 3, 2003 executed by Delmarva Laboratories, Inc. in favor of Bank (as the same may from time to time be amended, the “Security Agreements”), to which Security Agreements reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.
     This Note is also secured by that certain Deed of Trust and Security Agreement dated September 9, 1993 and executed by PM Resources, Inc. in favor of Katherine D. Knocke, as trustee for Bank and by that certain Deed of Trust and Security Agreement dated September 3, 2003 executed by Virbac Corporation in favor of David F. Weaver, as trustee for Bank (as the same may from time to time be amended, the “Deeds of Trust”), to which Deeds of Trust reference is hereby made for a description of the security and a statement of the terms and conditions upon which this Note is secured.
     This Note is also secured by that certain Agreement of Pledge dated as of September 7, 1999 and executed by Virbac Corporation in favor of Bank and by that certain Agreement of Pledge dated as of September 7, 1999 and executed by Virbac AH, Inc. in favor of Bank (collectively, as the same may from time to time be amended, the “Pledge Agreements”), to which Pledge Agreements reference is hereby made for a description of the additional security and a statement of the terms and conditions upon which this Note is further secured.
     This Note is also secured by that certain Patent, Trademark and License Security Agreement dated as of September 3, 2003 and executed by Virbac Corporation in favor of Bank, by that certain Patent, Trademark and License Security Agreement dated as of September 3, 2003 and executed by Virbac AH, Inc. in favor of Bank and by that certain Patent, Trademark and License Security Agreement dated as of September 3, 2003 and executed by Delmarva Laboratories, Inc. in favor of Bank (collectively, as the same may from time to time be amended, the “IP Security Agreements “), to which IP Security Agreements reference is hereby made for a description of the additional security and a statement of the terms and conditions upon which this Note is further secured.
     If any of the Borrowers shall fail to make any payment of any principal of or interest on this Note as and when the same shall become due and payable, or if an “Event of Default” (as defined therein) shall occur under or within the meaning of the Loan Agreement, any of the Security Agreements, the Deeds of Trust or any of the Pledge Agreements, Bank may, at its option, terminate its obligation to make any additional loans under this Note and Bank may further declare the entire outstanding principal balance of this Note and all accrued and unpaid interest thereon to be immediately due and payable.
     In the event that any payment of any principal of or interest on this Note shall not be paid when due, whether by reason of acceleration or otherwise, and this Note shall be placed in the hands of an attorney or attorneys for collection or for foreclosure of any of the Security Agreements, any of the Deeds of Trust or any of the Pledge Agreements securing payment hereof or for representation of Bank in connection with bankruptcy or insolvency proceedings relating hereto, Borrowers jointly and severally promise to pay, in addition to all other amounts otherwise due hereon, the reasonable costs and expenses of such collection, foreclosure and representation, including, without limitation, reasonable attorneys’ fees and expenses (whether or not litigation shall be commenced in aid thereof). All parties hereto severally waive presentment for payment, demand, protest, notice of protest and notice of dishonor.
     This Note shall be governed by and construed in accordance with the internal laws of the State of Missouri.
     This Revolving Credit Note is a renewal, restatement and continuation of the obligations due Bank as evidenced by a Revolving Credit Note dated May 6, 2005 from Borrower payable to the order of Bank in the maximum principal amount of $15,000,000.00 (the “Prior Note”), and is not a novation thereof. All interest evidenced by the Prior Note being amended and restated by this instrument shall continue to be due and payable until paid.

VIRBAC CORPORATION
By:	/s/ Jean M. Nelson
Jean M. Nelson, Executive Vice
President and Chief Financial Officer

PM RESOURCES, INC.
By:	/s/ Jean M. Nelson
Jean M. Nelson, Executive Vice
President and Chief Financial Officer

ST. JON LABORATORIES, INC.
By:	/s/ Jean M. Nelson
Jean M. Nelson, Executive Vice
President and Chief Financial Officer

VIRBAC AH, INC.
By:	/s/ Jean M. Nelson
Jean M. Nelson, Executive Vice
President and Chief Financial Officer

FRANCODEX LABORATORIES, INC.
By:	/s/ Jean M. Nelson
Jean M. Nelson, Executive Vice
President and Chief Financial Officer

DELMARVA LABORATORIES, INC.
By:	/s/ Jean M. Nelson
Jean M. Nelson, Executive Vice
President and Chief Financial Officer